Supplement Dated June 22, 2009 to

Prospectus Dated October 1, 2008

ALAC Separate Account 1
Visionary Variable Annuity

Visionary Choice Variable Annuity

Issued By

Aviva Life and Annuity Company

This supplement amends certain information in your variable annuity contract prospectus. (The Visionary Variable Annuity and the Visionary Choice Variable Annuity are each referred to herein as the "Contract.") Please read this supplement carefully and keep it with your prospectus for future reference. All terms not defined in this supplement have the meanings ascribed to those terms in your prospectus.
All references in your prospectus to the Asset ManagerSM Growth Portfolio of the Fidelity Variable Insurance Products Funds (Initial Class) are changed to the Asset ManagerSM Portfolio. Only the Asset ManagerSM Portfolio is available as an investment option under your Contract.

* * * * *

The following replaces the listing of Fidelity Variable Insurance Products Funds (Initial Class) portfolios available as investment options under the Contract found on the cover page, and—for the Visionary Choice prospectus only—under the heading "Investment Options" in the "Highlights" section, of your prospectus:

Fidelity Variable Insurance Products Funds (Initial Class)

Asset ManagerSM Portfolio
Contrafund® Portfolio
Equity-Income Portfolio
Growth Portfolio
Index 500 Portfolio
Investment Grade Bond Portfolio

Money Market Portfolio

* * * * *

The following amends the annual portfolio operating expenses information for each investment option available under the Contract, and replaces the presentation of annual portfolio operating expenses for the Asset ManagerSM Growth Portfolio, that is provided under the heading "Range of Expenses for the Portfolios" in the "Annuity Contract Fee Table" section of your prospectus.

Name of Portfolio	Management Fees	Acquired Fund Fees and Expenses(1)	12b-1 Fees/Service Fees(2)	Other Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
Fidelity Variable Insurance Products Funds (Initial Class)(3)
Asset ManagerSM Portfolio	0.51%	N/A	N/A	0.12%	0.63%	N/A	0.63%

(3) FMR has voluntarily agreed to reimburse Initial Class shares of the Asset ManagerSM Portfolio, the Contrafund® Portfolio, the Equity-Income Portfolio, the Growth Portfolio and the Investment Grade Bond Portfolio to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of average net assets, exceeds 0.80%. This arrangement may be discontinued by FMR at any time.

* * * * *

The following replaces the information regarding the Fidelity Variable Insurance Products Fund Asset Manager: Growth Portfolio (Initial Class) found under the heading "Investment Objectives of the Portfolios" in the "The Portfolios" section of your prospectus.

Portfolio	Investment Objective/Investment Adviser
Fidelity Variable Insurance Products Fund Asset ManagerSM Portfolio (Initial Class)

Seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments. Investment adviser is Fidelity Management & Research Company; sub-advisers are Fidelity Investments Money Management, Inc., FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Inc., FIL Investment Advisors, FIL Investment Advisors (U.K.) Ltd., and Fidelity Investments Japan Limited.

* * * * *

In "Appendix A—Condensed Financial Information," the heading "Fidelity VIP Fund: Asset ManagerSM Variable Account" should replace the heading "Fidelity VIP Fund: Asset Manager: Growth Variable Account." The presentation of accumulation unit values and the number of accumulation units that follows the heading should remain the same.

* * * * * *

If you have questions regarding this supplement, then please contact the registered representative who sold you your Contract, or write to or call our Service Center at P.O. Box 82594, Lincoln, NE 68501, 1-888-232-6486.

8401540.4